UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2020

Riviera Resources, Inc.

(Exact name of registrant specified in its charter)

Delaware	333-225927	82-5121920
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue, Suite 2000 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(281) 840-4000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the Plan of Liquidation outlined below, Riviera Resources, Inc. (“Riviera” or the “Company”) will make organizational changes impacting certain officers of the company.

Management Changes

Effective as of October 23, 2020, James G. Frew will resign from his position as Executive Vice President and Chief Financial Officer of the Company.

Effective as of November 6, 2020, Daniel Furbee will resign from his position as Executive Vice President and Chief Operating Officer of the Company.

Also effective as of October 23, 2020, the Company will appoint Darren Schluter, who is currently the Company’s Executive Vice President of Finance and Administration and Chief Accounting Officer, to serve as Chief Financial Officer.

Mr. Schluter, who is 50 years old, has served as Executive Vice President, Finance, Administration and Chief Accounting Officer of the Company since September 2018. Mr. Schluter previously served as the Vice President and Controller of Linn Energy, Inc. (“LINN”), an independent natural gas exploration and production company, from July 2007 to February 2017. Mr. Schluter served in various accounting and auditing roles at Nabors Industries, Ltd. and KPMG, LLP and has over 25 years of total experience. Mr. Schluter holds a Bachelor’s and Master’s degree in accounting from the University of Texas.

The Company has determined that neither Mr. Schluter, nor any of his respective immediate family members has or had (nor does any propose to have) a direct or indirect material interest in any transaction in which the Company or any of the Company’s subsidiaries was or is (or is proposed to be) a participant, that would be required to be disclosed under Item 404(a) of Securities and Exchange Commission Regulation S-K. In addition, the Company has determined that there are no family relationships between Mr. Schluter and any current executive officer or director of the Company.

There are no arrangements or understandings with the Company, or any other persons, pursuant to which Mr. Schluter was selected to serve as an officer of the Company.

Board Changes

Effective as of October 12, 2020, Thanasi Skafidas, who, in his capacity as an employee of York Capital Management, served as a member of the Board of Directors of the Company (the “Board”), the Audit Committee and the Compensation Committee of the Board, resigned from the Board, and Win Rollins, who, in his capacity as an employee of Elliott Management Corporation, served as a member of the Company’s Board and the Compensation Committee of the Board, resigned from the Board. Messrs. Skafidas and Rollins decisions to resign as a director of the Company were not the result of any disagreement with the Company on any matter relating to the operations, internal controls, policies or practices of the Company.

The Board does not intend to select members to replace Mr. Skafidas and Mr. Rollins, as permitted by the Company’s bylaws, and the Board plans to approve a decrease in the number of authorized directorships of the Board from five members to three members following the effective date.

Item 7.01	Regulation FD Disclosure.

On October 13, 2020, Riviera filed a press release announcing the Dividend (as defined below) and other updates relating to the Company, including the reorganization of the Board and management and the approval of the Plan of Liquidation, as described above. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 8.01	Other Events.

On October 12, 2020, the Board approved the dissolution, winding up and liquidation of the Company, and adopted a Plan of Liquidation and Distribution (the “Plan of Liquidation”). Pursuant to the Plan of Liquidation, the Company will (i) pay or provide for all claims and obligations known to it, (ii) provide for any claim which is the subject of a pending action, suit or proceeding to which it is a party, (iii) provide for claims that have not been known to it but are likely to arise within ten (10) years after the date of dissolution, (iv) after providing for (i) through (iii), distribute the remaining assets, to the extent owed, to the Company’s existing creditors, and (v) after providing for (iv), distribute any remaining assets, which the Company currently expects to be between $0 and $40 million, to the Company stockholders in accordance with the Company’s Certificate of Incorporation, as amended. The Plan of Liquidation also provides that the Company will make applicable filings and take such other actions as are found to be appropriate to carry out the Plan of Liquidation.

Also on October 12, 2020, the stockholders approved, through majority written consent and in accordance with the bylaws of the Company, the Plan of Liquidation.

In addition, the Company intends to file a certificate of dissolution with the State of Delaware, at which time the Company’s transfer books and records will be closed and the Company’s common stock will cease trading on the OTCQX Market, no later than the close of business on December 31, 2020. After such time, the Company intends to file with the SEC a Certification on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requesting the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

On October 13, 2020, the Board of Directors of the Company declared a one-time cash distribution of $1.35 per share to shareholders (the “Dividend”). The Dividend will be payable to shareholders of record as of the close of business on October 23, 2020 and will be paid on or around October 27, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 13, 2020.

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 13, 2020	RIVIERA RESOURCES, INC.

	By:	/s/ David B. Rottino
	Name:	David B. Rottino
	Title:	President and Chief Executive Officer